UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

PEMSTAR INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-31233	41-1771227
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 Technology Drive N.W., Rochester, Minnesota 55901

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (507) 288-6720

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

On January 13, 2005, PEMSTAR Inc. issued a press release, which included revised guidance on the Company’s anticipated results of operations for the fiscal quarter ended December 31, 2004. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On January 11, 2005, PEMSTAR Inc. and its management concluded that, due to certain accounting discrepancies at its Mexico facility, its previously filed financial statements for the year ended March 31, 2004, should no longer be relied upon. As previously disclosed, PEMSTAR has been conducting an investigation of accounting discrepancies at its Mexico facility since late October 2004 and has now turned over the results of its inquiry to Grant Thornton LLP and Ernst & Young LLP, its current and former independent audit firms, respectively, for their review and consultation with management in determining the impact on the company’s financial results. Management’s conclusion regarding continued reliance upon these previously filed financial statements was also discussed with and confirmed by the Audit Committee of the company’s Board of Directors. The Company continues to estimate the amount involved as approximately $6.0 million and currently believes that the majority of that amount will impact the operating results included in its previously filed financial statements for the year ended March 31, 2004. The Company is still considering whether its previously reported financial results for fiscal year 2003 and for the quarter ended June 30, 2004 will be impacted by the results of the Mexico investigation and may need to be restated as well.

PEMSTAR will file with the Securities and Exchange Commission an amended Form 10-K for the fiscal year ended March 31, 2004, which will include restated financial statements and related auditors’ reports. The Company’s objective is to file the amendment no later than January 31, 2005. Concurrent with the filing of the amendment to its Form 10-K, the company also expects to file its Form 10-Q for the quarter ended September 30, 2004, which filing has been delayed pending the outcome of the investigation at its Mexico facility.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) The following exhibit is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1	Press Release, dated January 13, 2005, of PEMSTAR Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 13, 2005

PEMSTAR INC.

By:	/s/ Greg S. Lea
Greg S. Lea, Executive Vice President and Chief Financial Officer